T. Rowe Price
Limited-Term Bond Portfolio

Semiannual Report

June 30, 1999


Dear Investor

After declining in the last half of 1998, short- and intermediate-term interest rates moved upward during the past six months, driven by investor concerns over potentially inflationary economic growth. On June 30, the Federal Reserve raised the federal funds target rate by one-quarter of a percent. The difficult environment undermined total returns on short-term bond investments, and your fund's six-month return was slightly negative.


Market Environment

     The market environment of the past six months was dominated by concern over rising pressure on interest rates. Interest rates rose relatively sharply for several months: two- to five-year Treasuries were particularly affected by the change in sentiment, with the yield on five-year Treasury notes climbing more than one full percentage point. On June 30, 1999, the Federal Reserve responded to these pressures by hiking the federal funds target rate by 25 basis points, from 4.75% to 5%.

     Interest Rate Levels

                       Current           5-Year           2-Year
                       Coupon            Treasury         Treasury
                       GNMA              Note             Note

     6/98              6.59              5.50             5.51
                       6.60              5.51             5.48
                       6.33              5.07             5.09
     9/98              5.96              4.24             4.31
                       6.25              4.22             4.10
                       6.25              4.62             4.64
     12/98             6.26              4.59             4.61
                       6.22              4.56             4.59
                       6.70              5.11             5.05
     3/99              6.65              5.12             4.99
                       6.68              5.15             5.03
                       7.05              5.51             5.35
     6/99              7.27              5.76             5.61

     The general effect of the move was to reverse the deep cuts in interest rates between late September and mid-November of last year. At that time, the Fed lowered the target rate in three steps from 5.50% to 4.75% to help ease widespread international problems. Russia had defaulted on its debt, investors sold off lower-quality securities, and a very large hedge fund had collapsed. The demand for safe, high-quality investments was so high that one-year Treasury bill yields were temporarily pushed below the federal funds rate-an unusual occurrence.

     The rate cuts paved the road to recovery for several international economies, and also contributed to sustained economic strength in the U.S. Indeed, data from the fourth quarter of 1998 and the first of 1999 was surprisingly strong, with GDP growth running well ahead of projections and consumer spending outpacing earnings. Inflation remained subdued, but the price of oil rose and the pressures that could lead to rising prices increased. Anticipating possible Fed action, investors began to sell down their bond holdings and broadly pushed interest rates higher. Given this environment, the Fed's decision to raise the target rate was largely reassuring, as was its subsequent announcement that it had shifted toward a neutral policy.

     The federal budget surplus continued to affect the short-term fixed income markets. The Treasury is expected to have paid down outstanding debt by $105 billion during the first half of 1999. While indicative of a strong econ-omy, public debt reduction significantly depletes the supply of available investments in the marketplace. With demand holding steady, declining availability puts downward pressure on yields.

     Another important trend during the period was the revived popularity of corporate and mortgage-backed securities. The spread to Treasuries for these issues (that is, the difference in their yields) tightened from the wide levels of late 1998. This suggested that investors felt renewed confidence in the global economy and were no longer demanding a historically high "risk premium" to invest in securities that carry slightly more credit risk than Treasuries. As liquidity returned to the marketplace, corporate bonds and mortgage-backed securities outperformed Treasuries by respectable margins.


Performance and Strategy Review

     Rising interest rates caused the fund's share price to drop from $5.02 to $4.88 during the six-month period. Steady dividend income associated with a concentration in corporate and mortgage-backed securities mitigated this share price decline so that the fund posted only a slightly negative total return of -0.16% for the period. Twelve-month returns were respectable, again aided by income, but still were constrained by the bond market's recent weakness. Performance in both periods modestly trailed the Lipper benchmark.

     Performance Comparison

     Periods Ended 6/30/99                       6 Months          12 Months
     ---------------------------------------------------------------------------

     Limited-Term
     Bond Portfolio                                -0.16%             3.89%

     Lipper Variable Annuity
     Underlying Short
     Intermediate Investment-
     Grade Debt Funds Average                       0.65              3.94

     The fund's relative performance was primarily the result of its duration posture. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of three years will have a 3% rise or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) Duration at the end of the period was 3.2 years, which was substantially longer (that is, more interest rate sensitive) than our average peer fund. When rates rise sharply, as they did during the past six months, a longer duration can result in negative returns in the short run. We seek to maintain an overall interest rate sensitivity consistent with a duration near three years. Despite the potential for somewhat wider share price fluctuation, the higher yields available on such a portfolio have benefited performance considerably since the fund's inception.

     In general, we prefer to maintain a consistent duration rather than try to "time" interest rate movements. While the Fed may yet again raise the federal funds target rate soon, we think the damage in the bond market is mostly done, as real rates have already factored in further interest rate hikes.

     The strong returns of corporate bonds over the past six months benefited the portfolio's substantial position in the sector. Good performance, however, often means yields become less attractive as prices rise. In response to this shift in the market, we trimmed the allocation to corporate bonds and notes from 55% on December 31, 1998, to 45%. These reductions were primarily in sectors that had recovered dramatically from last year's weakness-for example, the banking and finance sector. We used proceeds from some of the sales to increase investment in AAA rated asset-backed and mortgage-backed securities, which often have higher yields that are comparable to lower-rated corporate securities. The shift helped increase the fund's average credit quality from AA- to AA.


Outlook

     In general, we are taking a conservative view toward credit quality as we wait to put the economic uncertainties of this year and the technical uncertainties of the year 2000 behind us. We believe that the U.S. economic expansion will slow modestly rather than boil over: the sluggishness of numerous overseas economies in Asia, Europe, and elsewhere should provide enough drag to postpone inflationary pressures at home, although consumer spending could keep GDP growth at 3% or higher. Accordingly, we feel it is appropriate to trim our corporate holdings (which would likely not respond well to moderating growth) and to maintain a slightly above-average duration. Should growth begin to exceed our expectations and raise the specter of inflation, we would consider reducing the fund's duration, as well.

     The fund's long-term aim is to provide a higher income than a money market fund with low volatility. Given the current market environment and the fund's generally conservative investment program, we expect to continue meeting this goal.

     Respectfully submitted,

     Edward A. Wiese
     President and
     Chairman of the Investment Advisory Committee

     July 26, 1999


Portfolio Highlights

Key Statistics

                                                                  Periods
                                                                    Ended
                                                                  6/30/99
-------------------------------------------------------------------------------

Dividend Yield*

  6 months                                                           5.62%

  12 months                                                          5.72

Dividend Per Share

  6 months                                                        $  0.13

  12 months                                                          0.27

Change in Price Per Share

  6 months (from $5.02 to $4.88)                                  $ -0.14

  12 months (from $4.97 to $4.88)                                   -0.09

Weighted Average Maturity (years)                                     3.9

Weighted Average Effective Duration (years)                           3.2
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.


Quality Diversification

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       12/31/98      6/30/99
--------------------------------------------------------------------------------

Quality Rating*

  AAA                                                        37%          41%

  AA                                                         14           15

  A                                                          25           23

  BBB                                                        20           20

  BB                                                          3            1

  B                                                           1            0

Weighted Average Quality                                    AA-           AA
--------------------------------------------------------------------------------

*    Based on T. Rowe Price research.


Sector Diversification

                                                      Percent of   Percent of
                                                      Net Assets   Net Assets
Limited-Term Bond Portfolio                             12/31/98      6/30/99
--------------------------------------------------------------------------------

Corporate Bonds and Notes                                    55%          45%

  Banking and Finance                                        14           11

  Consumer Products and Services                             15            9

  Industrial                                                 10            9

  Utilities                                                   8            7

  All Other                                                   8            9

Asset-Backed Securities                                      10           14

Mortgage-Backed Securities                                   14           18

U.S. Government Obligations                                  14           19

  U.S. Treasuries                                             5           12

  Government Agency Obligations                               9            7

Money Market Funds                                            6            3

Other Assets Less Liabilities                                 1            1

Total                                                       100%         100%
--------------------------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


Limited-Term Bond Portfolio

                                                     Merrill Lynch
                           Limited-Term              1-5 Year
                           Bond                      Corporate/Government
                           Portfolio                 Bond Index

5/13/94                    10,000                    10,000
6/94                       10,046                    10,079
6/95                       10,814                    10,975
6/96                       11,215                    11,558
6/97                       11,941                    12,349
6/98                       12,813                    13,279
6/99                       13,311                    13,939


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 6/30/99

                                                            Since   Inception
                        1 Year    3 Years    5 Years    Inception        Date
--------------------------------------------------------------------------------

                         3.89%      5.88%      5.79%        5.73%     5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)

                                For a share outstanding throughout each period
               -----------------------------------------------------------------
                     6 Months      Year                                 5/13/94
                        Ended     Ended                                 Through
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE

Beginning of period  $   5.02  $   4.96  $   4.93  $   5.06  $   4.92  $  5.00

Investment activities
  Net investment
  income                 0.13      0.28      0.29      0.29      0.33     0.21

  Net realized and
  unrealized gain
  (loss)                (0.14)     0.07      0.03     (0.13)     0.14    (0.08)

  Total from
  investment
  activities            (0.01)     0.35      0.32      0.16      0.47     0.13

Distributions
  Net investment
  income                (0.13)    (0.28)    (0.29)    (0.29)    (0.33)   (0.21)

  Net realized
  gain                   --       (0.01)     --        --        --       --

  Total distributions   (0.13)    (0.29)    (0.29)    (0.29)    (0.33)   (0.21)

NET ASSET VALUE

End of period        $   4.88  $   5.02  $   4.96  $   4.93  $   5.06  $  4.92
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total
 return(diamond)       (0.16)%     7.28%     6.74%     3.26%     9.88%    2.62%

Ratio of total
expenses to
average net assets       0.70%!    0.70%     0.70%     0.70%     0.70%    0.70%!

Ratio of net
investment
income to average
net assets               5.47%!    5.58%     5.91%     5.83%     6.60%    6.63%!

Portfolio
turnover rate            39.3%!    50.9%     48.7%     97.7%     73.7%   146.0%!

Net assets,
end of period
(in thousands)        $ 50,816  $ 46,235  $ 24,280  $ 12,312  $  3,966  $ 2,081

(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!           Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
June 30, 1999 (Unaudited)

                                                     Par/Shares        Value
--------------------------------------------------------------------------------
                                                          In thousands

CORPORATE BONDS AND NOTES  44.7%

Banking and Finance  11.1%

ABN AMRO Bank (Chicago), N.V.

    Gtd. Sub. Notes
    7.25%, 5/31/05                                   $      500   $      509

American General Finance
    5.875%, 7/1/00                                          125          125

Banco Generale, (144a)
    7.70%, 8/1/02                                           250          245

Countrywide Home Loan
    Sr. Sub. Notes
    6.85%, 6/15/04                                          500          500

Finova Capital, MTN
    5.98%, 2/27/01                                          150          149

First USA Bank, MTN
    7.00%, 8/20/01                                          150          152

General Electric Capital, MTN
    6.15%, 11/5/01                                          250          251

Heller Financial, 5.625%, 3/15/00                           100          100

HSBC Finance Nederland
  Sub. Gtd. Notes, (144a)
    7.40%, 4/15/03                                           80           81

Kansallis Osake Pankki (New York)
  Sub. Notes, 10.00%, 5/1/02                                350          381

Marsh and McLennan, Sr. Notes
    6.625%, 6/15/04                                         500          501

MBNA, Sub. Notes, 7.25%, 9/15/02                            150          151

Mercantile Safe Deposit & Trust
    6.53%, 7/3/00                                           200          199

Merrill Lynch, 7.00%, 3/15/06                               500          502

Midlantic, Deb., 9.25%, 9/1/99                              100          101

Nationwide Mutual Insurance, (144a)
    6.50%, 2/15/04                                          149          146

Paine Webber Group
    7.875%, 2/15/03                                         500          515

Penske Truck Leasing
    6.65%, 11/1/00                                          150          151

Republic of New York
    8.875%, 2/15/01                                         360          374

Salomon Smith Barney Holdings
    7.30%, 5/15/02                                          350          357

Union Planters, Sub. Notes
    6.25%, 11/1/03                                          135          132

                                                                       5,622


Building and Real Estate  1.2%

Rouse Company,
    8.00%, 4/30/09                                   $      600   $      585

                                                                         585


Consumer Products and Services  9.4%

Amvescap, Sr. Notes, (144a)
    6.375%, 5/15/03                                         350          342

Anheuser Busch, Deb.
    8.75%, 12/1/99                                          150          152

Beckman Instruments, Sr. Notes
    7.10%, 3/4/03                                           500          487

Coca Cola Femsa, 8.95%, 11/1/06                             125          123

Comcast Cable Communications
    6.20%, 11/15/08                                         400          372

Dayton Hudson, 6.625%, 3/1/03                               200          201

Grand Metropolitan Investment
    Zero Coupon, 1/6/04                                     750          558

Hospital Corporation of America
    Zero Coupon, 6/1/01                                     500          426

Nabisco, 6.125%, 2/1/33                                     250          243

Pepsico, MTN, 5.75%, 1/2/03                                 300          296

Philip Morris, 7.25%, 9/15/01                               284          288

Safeway, 5.75%, 11/15/00                                    500          497

Sony, 6.125%, 3/4/03                                        425          422

Viacom, 6.75%, 1/15/03                                      150          150

Watson Pharmaceuticals
    7.125%, 5/15/08                                         225          216

                                                                       4,773


Energy  0.8%

PDV America, 7.875%, 8/1/03                                 200          185

YPF Sociedad Anonima
    7.25%, 3/15/03                                          200          194

                                                                         379


Industrials  8.9%

Alcan Aluminum
    5.875%, 4/1/00                                          130          130

    7.25%, 12/15/99                                         250          252

Allied-Signal, 5.75%, 3/15/01                               300          295

Corning, 8.75%, 7/15/99                                     100          100

Delphi Auto Systems
    6.125%, 5/1/04                                          175          170

Eaton Offshore, Gtd. Notes
    9.00%, 2/15/01                                          300          313

International Paper, 9.70%, 3/15/00                         100          102

Lockheed, 6.75%, 3/15/03                                    475          472

Northrop Grumman
    8.625%, 10/15/04                                        300          315

Parker Hannifin, MTN,
    5.65%, 9/15/03                                   $      500   $      486

Praxair, 6.15%, 4/15/03                                     300          293

Raytheon, 5.70%, 11/1/03                                    500          484

Toyota Motor Credit
    5.625%, 11/13/03                                        500          487

USA Waste Services, Sr. Notes
    6.50%, 12/15/02                                         325          324

Waste Management
    6.625%, 7/15/02                                         300          301

                                                                       4,524


Media and Communications  2.5%

MCI Communications, Sr. Notes
    7.125%, 1/20/00                                         100          100

MCI Worldcom, Sr. Notes
    6.25%, 8/15/03                                          350          345

Seagram, 6.40%, 12/15/03                                    500          491

Sprint Capital, 5.70%, 11/15/03                             375          360

                                                                       1,296


Other  0.7%

Inter-American Development Bank
    6.375%, 10/22/07                                        375          374

                                                                         374


Transportation  3.1%

CSX, 9.50%, 8/1/00                                          150          155

Delta Air Lines, ETC
    9.875%, 5/15/00                                         185          190

ERAC USA Finance, (144a)
    6.375%, 5/15/03                                         325          318

Norfolk Southern
    6.95%, 5/1/02                                           500          506

    7.875%, 2/15/04                                         270          282

Northwest Airlines
    8.375%, 3/15/04                                         150          146

                                                                       1,597


Utilities  7.0%

CE Electric UK Funding, Sr. Notes
    (144a) 6.853%, 12/30/04                                 300          298

Cleveland Electric, Secured Notes
    7.19%, 7/1/00                                           150          151

Entergy Mississippi, 6.45%, 4/1/08                          350          339

Midamerican Energy, Sr. Notes
    6.50%, 12/15/01                                         100          100

National Rural Utilities
    5.00%, 10/1/02                                          500          482

Niagara Mohawk Power
    7.375%, 8/1/03                                   $      225   $      231

  Sr. Notes, 7.25%, 10/1/02                                 325          327

Pacific Gas & Electric, 1st Mtg. Bonds
    8.75%, 1/1/01                                           200          207

Progress Capital Holdings MTN
    (144a) 6.88%, 8/1/01                                    150          150

Public Service Electric & Gas
  1st Mtg. Bonds, 8.875%, 6/1/03                            175          186

  1st Ref. Mtg. Bonds
    6.25%, 1/1/07                                            75           72

Texas NM Power
  1st Mtg. Bonds, 9.25%, 9/15/00                            300          309

  Secured Deb., 10.75%, 9/15/03                             300          313

United Illuminating,
    6.25%, 12/15/02                                         160          157

    Williams, 6.125%, 2/15/02                               225          221

                                                                       3,543

Total Corporate Bonds and Notes
(Cost $23,077)                                                        22,693


ASSET-BACKED SECURITIES                                                 13.8%

Amresco Residential Securities
    6.925%, 6/25/25                                         350          351

Banc One Auto Grantor Trust
    6.27%, 11/20/03                                          72           72

California Infrastructure
    6.25%, 6/25/04                                          150          150

    6.38%, 9/25/08                                          500          499

    6.42%, 9/25/08                                          450          450

Comed Transitional Funding Trust
    5.44%, 3/25/07                                          550          526

Fingerhut Master Trust
    6.07%, 2/15/05                                          325          325

First Security Auto Owner Trust
    6.20%, 10/15/06                                         500          498

First USA Secured Note Trust
  Sec. Notes, (144a)
    6.50%, 1/18/06                                          500          491

Green Tree Financial
    8.35%, 3/15/20                                           41           41

Harley Davidson Eaglemark
    5.94%, 2/15/04                                          125          124

    6.35%, 10/15/02                                          29           29

IMC Home Equity Loan Trust
    Zero Coupon, 8/20/22                             $      325   $      317

Neiman Marcus Credit Master Trust
    7.60%, 6/15/03                                          500          508

Newcourt Equipment Trust
    5.393%, 5/20/04                                         500          483

NPF Receivables Trust, (144a)
    6.22%, 6/1/02                                           325          322

Onyx Acceptance Owner Trust
    5.83%, 3/15/04                                          500          497

Peco Energy Transport Trust
    5.63%, 3/1/05                                           300          294

Residential Accredit Loans Mortgage
    7.25%, 11/25/27                                         492          492

Sears Credit Account Master Trust
    5.25%, 10/16/08                                         500          479

Yamaha Motor Master Trust
    6.20%, 5/15/03                                          100          100

Total Asset-Backed Securities
(Cost $7,166)                                                          7,048


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  19.4%

U.S. Government Agency Obligations  7.4%

Federal Home Loan Banks
    5.125%, 9/15/03                                       2,000        1,924

    5.625%, 3/19/01                                         700          699

Federal National Mortgage Assn.
    4.625%, 10/15/01                                        450          438

  MTN
    7.15%, 4/11/07                                          425          441

    7.65%, 10/6/06                                          100          101

U.S. Department Housing & Urban
  Development
    6.49%, 8/1/07                                           175          175

                                                                       3,778


U.S. Treasury Obligations  12.0%

U.S. Treasury Inflation-Indexed Notes
    3.625%, 7/15/02                                         519          516

U.S. Treasury Notes
    4.25%, 11/15/03                                       2,300        2,170

    6.125%, 8/15/07                                         750          759

    6.50%, 10/15/06                                         400          413

    7.25%, 5/15/04                                        2,100        2,229

                                                                       6,087

Total U.S. Government Obligations/Agencies
(Cost $10,065)                                                         9,865


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  15.8%

U.S. Government Agency Obligations  13.3%

Federal Home Loan Mortgage
    6.00%, 2/15/08 - 5/15/16                         $    1,500   $    1,496

    6.40%, 1/15/08                                          500          498

  7 year balloon
    6.50%, 12/1/99 - 5/1/05                               1,343        1,333

  CMO, 6.92%, 1/25/12                                        75           75

  REMIC
    6.00%, 8/15/06 - 1/15/08                              1,169        1,160

    6.50%, 4/15/21                                          500          499

Federal National Mortgage Assn.
    6.00%, 1/1/14                                           483          466

    7.00%, 4/1/09                                           281          282

    9.00%, 5/1/05 - 11/25/08                                924          952

  REMIC, 7.50%, 8/25/05                                       6            6

                                                                       6,767


U.S. Government Guaranteed Obligations  2.5%

Government National Mortgage Assn.
  I
    6.50%, 5/15/09                                          350          347

    8.00%, 5/15/07                                          841          874

    10.00%, 11/15/09 - 4/15/19                               59           64

  Midget, I, 10.00%, 2/15/01                                  3            3

                                                                       1,288

Total U.S. Government Mortgage-Backed
Securities (Cost $8,167)                                               8,055


NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  2.6%

LB Commercial Conduit Mortgage Trust
    6.41%, 6/15/31                                          600          592

Prudential Securities
    6.074%, 1/15/08                                         740          722

Total Non-U.S. Government Mortgage-Backed
Securities (Cost $1,343)                                               1,314


MUNICIPAL BONDS  0.1%

Taxable Municipal  0.1%

University of Miami, GO
    6.90%, 4/1/04                                            25           25

Total Municipal Bonds (Cost $25)                                          25


Warrants  0.0%

Hotels and Gaming  0.0%

President Casinos, Warrants
  9/30/99 *+                                                221   $       --

Total Warrants (Cost $1)                                                  --



Money Market Funds  2.9%

Reserve Investment Fund,
    5.05% #                                           1,456,000        1,456

Total Money Market Funds
(Cost $1,456)                                                          1,456


Total Investments in Securities

99.3% of Net Assets (Cost $51,300)                                $   50,456

Other Assets Less Liabilities                                            360

NET ASSETS                                                        $   50,816
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                                            $      (22)

Accumulated net realized gain/loss -
  net of distributions                                                   (38)

Net unrealized gain (loss)                                              (844)

Paid-in-capital applicable to 10,407,272
 shares of $0.0001 par value capital stock
 outstanding; 1,000,000,000 shares of the
 Corporation authorized                                               51,720

NET ASSETS                                                        $   50,816
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     4.88
                                                                  ----------

    #   Seven-day yield
    *   Non-income producing
    + Security contains some restrictions as to public resale-total of such securities at period-end amounts to 0.00% of net assets.
  CMO   Collateralized Mortgage Obligation
  ETC   Equipment Trust Certificate
   GO   General Obligation
  MTN   Medium Term Note
REMIC   Real Estate Mortgage Investment Conduit
 144a   Security was purchased pursuant to Rule 144a under the Securities
        Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 4.71% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)
In thousands

                                                                  6 months
                                                                    Ended
                                                                  6/30/99

Investment Income

Interest income                                                   $ 1,508
Expenses
  Investment management and administrative                            171

Net investment income                                               1,337

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                (98)

Change in net unrealized gain
or loss on securities                                              (1,257)

Net realized and unrealized gain (loss)                            (1,355)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   (18)
                                                                  --------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $    1,337   $    1,927
  Net realized gain (loss)                                  (98)         241
  Change in net unrealized
  gain or loss                                           (1,257)         192

  Increase (decrease) in net
  assets from operations                                    (18)       2,360

Distributions to shareholders
  Net investment income                                  (1,337)      (1,926)
  Net realized gain                                        --            (91)

  Decrease in net assets
  from distributions                                     (1,337)      (2,017)

Capital share transactions*
  Shares sold                                            11,396       31,647
  Distributions reinvested                                1,317        2,033
  Shares redeemed                                        (6,777)     (12,068)

  Increase (decrease) in net
  assets from capital
  share transactions                                      5,936       21,612

Net Assets

Increase (decrease) during period                         4,581       21,955
Beginning of period                                      46,235       24,280

End of period                                        $   50,816   $   46,235
                                                     -----------------------

*Share information
  Shares sold                                             2,295        6,327
  Distributions reinvested                                  266          406
  Shares redeemed                                        (1,369)      (2,410)

  Increase (decrease) in
  shares outstanding                                      1,192        4,323

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
June 30, 1999 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $6,065,000 and $4,291,000, respectively, for the six months ended June 30, 1999. Purchases and sales of U.S. government securities aggregated $10,461,000 and $4,808,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $51,300,000. Net unrealized loss aggregated $844,000 at period-end, of which $75,000 related to appreciated investments and $919,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $15,000 was payable at June 30, 1999. The fee, computed daily and paid monthly, is equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $76,000 and are reflected as interest income in the accompanying Statement of Operations.


Invest With Confidence (registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP656 (6/99)

K15-059  6/30/99